SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Uncommon Investment Funds Trust

(Name of Registrant as Specified in Its Charter)

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UNCOMMON PORTFOLIO DESIGN CORE EQUITY ETF

April 7, 2022

Dear Shareholder:

The shareholders of the Uncommon Portfolio Design Core Equity ETF (the “Fund”), a series of Uncommon Investment Funds Trust (the “Trust”), are being asked to approve an investment advisory agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design, Inc. (“Uncommon Portfolio Design”) (the “New Agreement”). Under the New Agreement, Uncommon Portfolio Design will serve as the investment advisor to the Fund.

Uncommon Investment Advisors LLC (“UIA”) and Portfolio Design Advisors, Inc. (“PDA”) have served as the investment advisor and the investment sub-advisor, respectively, to the Fund since April 15, 2021 (commencement of operations of the Fund). Prior to the meeting of the Board of Trustees of the Trust (the “Board”) held on March 17, 2022 (the “March Meeting”), UIA informed the Board that UIA and PDA intended to consummate a transaction whereby: (1) the parent company of UIA would transfer certain assets to PDA in exchange for an equity ownership interest in PDA; (2) other persons and entities would also acquire equity ownership interests in PDA; and (3) PDA would be renamed “Uncommon Portfolio Design, Inc.” (collectively, the “Transaction”). In connection with the Transaction, UIA intends to resign as investment advisor to the Fund. The resignation of UIA as investment advisor to the Fund and the terms of the Transaction would result in a termination of both the current investment advisory agreement between the Trust, on behalf of the Fund, and UIA (the “Current Agreement”) and the current investment sub-investment advisory agreement between UIA and PDA (the “PDA Agreement”). Under the New Agreement, the current portfolio managers would continue managing the Fund’s investments and the Fund would continue receiving the same administrative and other services as before without interruption.

On the recommendation of UIA, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the following at the March Meeting: (i) the termination of the Current Agreement as a result of UIA’s resignation, which will become effective upon the closing of the Transaction; (ii) an interim investment advisory agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design, effective upon the closing of the Transaction (the “Interim Agreement”); and (iii) a New Agreement, effective upon shareholder approval. The Interim Agreement will be effective for 150 days from the closing of the Transaction and termination of the Current Agreement. The material terms of the Interim Agreement and the New Agreement are substantially the same as those of the Current Agreement. The Board also authorized the submission of the New Agreement to the Fund’s shareholders for approval at a special meeting. If the New Agreement is approved by the Fund’s shareholders, it will supersede the Interim Agreement and remain in effect for an initial two-year period and then be subject to Board re-approval annually thereafter.

You are being asked to approve the New Agreement. Under the New Agreement, Uncommon Portfolio Design will provide investment advisory services and administrative services to the Fund, subject to the oversight of the Board, under terms that are substantially similar in all material respects to the Current Agreement and for the same investment advisory fee rate currently in effect.

Neither the investment objective nor the principal investment strategies of the Fund will change as a result of the appointment of Uncommon Portfolio Design as investment advisor, and the investment advisory and other personnel of UIA and PDA who currently provide services to the Fund will continue to do so as employees of Uncommon Portfolio Design.

The proposal is discussed in detail in the enclosed Proxy Statement. Approval of the New Agreement will neither alter the number of shares you own in the Fund nor cause a change to the advisory fee rate charged to the Fund.

The Board has concluded that appointing Uncommon Portfolio Design as the investment advisor to the Fund would serve the best interests of the Fund and its shareholders. The Board recommends that you vote FOR the approval of the New Agreement after carefully reviewing the enclosed materials.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board, we thank you for your continued investment in the Fund.

Sincerely,

Eric Rubin

President

Uncommon Investment Funds Trust

UNCOMMON PORTFOLIO DESIGN CORE EQUITY ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 28, 2022

A Special Meeting of Shareholders (the “Meeting”) of the Uncommon Portfolio Design Core Equity ETF (the “Fund”), a series of Uncommon Investment Funds Trust (the “Trust”), will be held on April 28, 2022, at 10:00 a.m., local time, at the offices of Uncommon Portfolio Design, Inc., 9055 East Mineral Circle, Suite 100, Centennial, CO 80112. At the meeting, we will ask shareholders of the Fund to vote on:

1)	Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design, Inc.; and
2)	Any other matters that properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trust has unanimously approved Proposal 1. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the Proposal.

Shareholders of record of the Fund as of the close of business on March 29, 2022, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

You are invited to attend the Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Meeting.

By order of the Board of Trustees,

Eric Rubin

President

Uncommon Investment Funds Trust

April 7, 2022

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Shareholders of the Uncommon Portfolio Design Core Equity ETF (the “Fund”), a series of Uncommon Investment Funds Trust (the “Trust”), are being asked to approve an investment advisory agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design, Inc. (“Uncommon Portfolio Design”) (the “New Agreement”). Under the New Agreement, Uncommon Portfolio Design will serve as the investment advisor to the Fund.

Uncommon Investment Advisors LLC (“UIA”) and Portfolio Design Advisors, Inc. (“PDA”) have served as the investment advisor and the investment sub-advisor, respectively, to the Fund since April 15, 2021 (commencement of operations of the Fund). Prior to the meeting of the Board of Trustees of the Trust (the “Board”) held on March 17, 2022 (the “March Meeting”), UIA informed the Board that UIA and PDA intended to consummate a transaction whereby: (1) the parent company of UIA would transfer certain assets to PDA in exchange for an equity ownership interest in PDA; (2) other persons and entities would also acquire equity ownership interests in PDA; and (3) PDA would be renamed “Uncommon Portfolio Design, Inc.” (collectively, the “Transaction”). After the Transaction closes, UG, LLC, the current parent of UIA, will hold 25.9% of UPD, GWM Holdings, the parent of PDA, will hold 25.1%, key employees of the parent of PDA will hold 25%, Meeting Street Capital, LLC or its affiliates will hold 20% and Investment Research Partners, LLC will hold 4% of the outstanding voting securities of UPD.

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In connection with the Transaction, UIA intends to resign as investment advisor to the Fund. The resignation of UIA as investment advisor to the Fund and the terms of the Transaction would result in a termination of both the current investment advisory agreement between the Trust, on behalf of the Fund, and UIA (the “Current Agreement”) and the current investment sub-investment advisory agreement between UIA and PDA (the “PDA Agreement”). Under the New Agreement, the current portfolio managers would continue managing the Fund’s investments and the Fund would continue receiving the same administrative and other services as before without interruption.

On the recommendation of UIA, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the following at the March Meeting: (i) the termination of the Current Agreement as a result of UIA’s resignation, which will become effective upon the closing of the Transaction; (ii) an interim investment advisory agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design, effective upon the closing of the Transaction (the “Interim Agreement”); and (iii) a New Agreement, effective upon shareholder approval. The Interim Agreement will be effective for 150 days from the closing of the Transaction and termination of the Current Agreement. The material terms of the Interim Agreement and the New Agreement are substantially the same as those of the Current Agreement. The Board also authorized the submission of the New Agreement to the Fund’s shareholders for approval at the Meeting. If the New Agreement is approved by the Fund’s shareholders, it will supersede the Interim Agreement and remain in effect for an initial two-year period and then be subject to Board re-approval annually thereafter.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following proposal, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

To approve a new investment advisory agreement between Trust, on behalf of the Fund, and Uncommon Portfolio Design (the “Proposal”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares of the Fund and have the right to vote on this very important Proposal concerning your investment.

Q. How will the approval of the New Agreement affect me as a Fund Shareholder?

A. The Fund’s investment objectives and principal investment strategies will not change as a result of the approval of the New Agreement. You will still own the same shares of the Fund and the value of your investment will not change. In addition, the portfolio managers who have managed the Fund since its inception will continue to manage the Fund as employees of Uncommon Portfolio Design. The terms of the New Agreement are the same as those of the Current Agreement in all material respects, except that Uncommon Portfolio Design will be the named investment advisor and the New Agreement has a new commencement date and a new termination date. The unitary management fee (which includes the Fund’s normal operating expenses) under the New Agreement will remain at 0.65%, which is the Fund’s current unitary management fee. If approved by shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. Has the Board of Trustees approved the New Agreement for the Fund and how does the Board of Trustees recommend that I vote?

A. The Board unanimously approved the New Agreement at the March Meeting, and recommends that you vote FOR the Proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. Uncommon Portfolio Design, UIA and/or their affiliates will bear all costs related to the proxy solicitation. None of these parties will seek reimbursement from the Fund for any costs related to the preparation of this proxy statement or for any proxy solicitation.

Q. Who is entitled to vote on the Proposal?

A. If you owned shares of the Fund as of the close of business on March 29, 2022 (the “Record Date”), you are entitled to vote on the Proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Uncommon Portfolio Design, 9055 East Mineral Circle, Suite 100, Centennial, CO 80112 on April 28, 2022, at 10:00 a.m. local time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
•	By Telephone: Call the number printed on the enclosed proxy card(s);
•	By Internet: Access the website address printed on the enclosed proxy card(s); or
•	In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. A majority of the votes cast at the Meeting, either in person or by proxy, is required to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the Proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. What happens if the Proposal is not approved?

A. If the Proposal is not approved, the Board will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another investment advisor or liquidating the Fund.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call 1-888-291-2011, visit www.UncommonETFs.com, or write to Uncommon Portfolio Design Core Equity ETF, Box 6, 75 Virginia Road, North White Plains, New York 10603. The reports will be furnished free of charge.

Q. Who can I call to obtain additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call 1-888-291-2011. Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern time.

UNCOMMON INVESTMENT FUNDS TRUST

PROXY STATEMENT

TO SHAREHOLDERS OF THE

UNCOMMON PORTFOLIO DESIGN CORE EQUITY ETF

The Board of Trustees of Uncommon Investment Funds Trust (the “Board”) (the “Trust”) is sending this Proxy Statement to the shareholders of the Uncommon Portfolio Design Core Equity ETF, a series of the Trust (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about April 18, 2022, to the shareholders of record of the Fund as of March 29, 2022 (the “Record Date”). As of the Record Date, 1,360,000 shares of the Fund were issued and outstanding. Information on shareholders who owned beneficially more than 5% of the shares of the Fund as of the Record Date is set forth in Appendix A. To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on April 28, 2022. This Proxy Statement is available on the Internet at https://uncommonetfs.com/assets/pdfs/Uncommon-Funds-Proxy.pdf or at www.proxyvote.com. By email, you can request a Proxy Statement from eric@uncommoninvestments.com.

INTRODUCTION

Shareholders of the Fund are being asked to approve an investment advisory agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design, Inc. (“Uncommon Portfolio Design”) (the “New Agreement”). Under the New Agreement, Uncommon Portfolio Design will serve as the investment advisor to the Fund.

Uncommon Investment Advisors LLC (“UIA”) has served as the investment advisor to the Fund since the Fund’s commencement of operations pursuant to an investment advisory agreement dated December 18, 2020, which was approved by the initial shareholder of the Fund (the “Current Agreement”). Portfolio Design Advisors Inc. (“PDA”) has served as investment sub-advisor to the Fund since the Fund’s commencement of operations pursuant to an investment sub-advisory agreement between UIA and PDA dated February 26, 2021 (the “PDA Agreement”), which was approved by the initial shareholder of the Fund.

Prior to the meeting of the Board held on March 17, 2022 (the “March Meeting”), UIA informed the Board that UIA and PDA intended to consummate a transaction whereby: (1) the parent company of UIA would transfer certain assets to PDA in exchange for an equity ownership interest in PDA; (2) other persons and entities would also acquire equity ownership interests in PDA; and (3) PDA would be renamed “Uncommon Portfolio Design, Inc.” (“Uncommon Portfolio Design”) (collectively, the Transaction”).

The Transaction. Currently, UIA is wholly-owned by UG, LLC (“UG”), which was previously known as Uncommon Giving Corporation, and PDA is wholly-owned by GWM Holdings, Inc. (“GWM”). After the Transaction closes, GWM and UG will be “control persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of UPD, controlling 25.1% and 25.9%, respectively, of PDA’s voting securities, with the balance owned by key employees of GWM (including Eric Rubin, an Interested Trustee and President of the Trust) (25%), Meeting Street Capital, LLC or affiliates (20%), and Investment Research Partners, LLC or affiliates (4%), an investment advisory firm appointed by the Board to be the investment sub-advisor to Uncommon Generosity 50 Equity ETF, another series of the Trust. The Transaction is anticipated to close on or about April 20, 2022.

In connection with the Transaction, UIA intends to resign as investment advisor to the Fund. The resignation of UIA as investment advisor to the Fund and the terms of the Transaction will result in a termination of both the Current Agreement and the PDA Agreement. At the March Meeting, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, considered and approved the following: (i) the termination of the Current Agreement effective upon the closing of the Transaction, (ii) an interim investment

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advisory agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design, effective upon the closing of the Transaction (the “Interim Agreement”); and (iii) the New Agreement, effective upon shareholder approval. The Interim Agreement will be effective for 150 days from the closing of the Transaction and termination of the Current Agreement. The material terms of the Interim Agreement and the New Agreement are substantially the same as those of the Current Agreement, except that Uncommon Portfolio Design is the named investment advisor, and the Interim Agreement and the New Agreement have new commencement dates and new termination dates. The Board also authorized submission of the New Agreement to Fund shareholders for approval at the Meeting and, in determining that the New Agreement would be in the best interests of the Fund and its shareholders, recommended that shareholders vote for the approval of the New Agreement. If the New Agreement is approved by the Fund’s shareholders, it will supersede the Interim Agreement and will remain in effect for an initial two-year period and then be subject to Board re-approval annually thereafter.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract, provided: the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; the interim agreement may be terminated by the board of trustees or a majority of the investment company’s outstanding voting securities on not more than ten (10) days’ written notice; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the interim investment advisory agreement. Pursuant to Rule 15a-4, the Board has appointed Uncommon Portfolio Design to serve as the interim investment advisor to the Fund, effective as of the close of the Transaction, and is seeking to obtain approval of the New Agreement by the shareholders of the Fund.

PROPOSAL: APPROVAL OF THE NEW AGREEMENT

At the March Meeting, the Board appointed Uncommon Portfolio Design as investment advisor to the Fund and approved the New Agreement, subject to shareholder approval. Until such shareholder approval for the New Agreement, the Board has appointed Uncommon Portfolio Design as interim investment advisor and approved the Interim Agreement. A copy of the New Agreement is included as Appendix B to this Proxy Statement, and all references to the New Agreement are qualified by reference to Appendix B.

Consideration of the New Agreement

At the March Meeting, the Board considered the terms of the New Agreement between the Trust, on behalf of the Fund, and Uncommon Portfolio Design. At the March Meeting, the Board considered a variety of matters in connection with the approval of the New Agreement, including information about the Transaction, Uncommon Portfolio Design’s organization and financial condition; information regarding the background and experience of Uncommon Portfolio Design’s personnel providing services to the Fund, noting that there would be no change in the day-to-day portfolio management of the Fund; information comparing performance of the Fund with returns of the Large Blend peer group (the “Peer Group”); information regarding the investment advisory fees and total expenses of the Fund compared with those of the Peer Group; and information about Uncommon Portfolio Design’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also noted Uncommon Portfolio Design’s current financial condition.

In addition to considering the New Agreement, the Board also considered the proposed Interim Agreement, noting that the terms of the Interim Agreement were substantially the same as those of the Current Agreement, except for differences in the investment advisor, starting and termination dates, and certain requirements under the 1940 Act. Upon the recommendation of UIA, the Board also approved the termination of the Current Agreement effective upon the close of the Transaction. The Board noted that it was familiar with proposed personnel of Uncommon Portfolio Design, that the Fund’s current portfolio managers would continue to manage the Fund’s portfolio as employees of Uncommon Portfolio Design, and that the appointment of Uncommon Portfolio Design as the Fund’s investment advisor would result in the dedication of additional resources to the administrative and operational aspects of managing the Fund. The Board noted that Uncommon Portfolio Design is essentially the same organization as PDA,

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with the exception of ownership changes. The Board also noted that the President of UIA would serve as the President of Uncommon Portfolio Design, including overseeing the operational and financial aspects of the Fund.

In advance of the March Meeting, the Trustees requested and received materials to assist them in considering the Interim Agreement and the New Agreement (together, the “Agreements”). The materials provided contained information with respect to the factors enumerated below. The Board reviewed and discussed the written materials that were provided by Uncommon Portfolio Design in advance of the March Meeting and deliberated on the approval of each of the Agreements. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating each of the Agreements and the weight to be given to each such factor, and met outside of the presence of management to consider the Agreements. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weights to the various factors in reaching his or her conclusions with respect to each of the Agreements. The Trustees gave considerable weight to their experience in working with the UIA and PDA teams since the Fund commenced operations.

Nature, Extent, and Quality of Services. The Board considered Uncommon Portfolio Design’s proposed role as the Fund’s investment advisor, noting that Uncommon Portfolio Design would provide overall supervision of the general investment management and investment operations of the Fund, and oversee the Fund’s portfolio managers with respect to the Fund’s operations, including monitoring the portfolio managers’ investment and trading activities with respect to the Fund, and monitoring the Fund’s compliance with its investment policies.

The Board examined the nature, extent, and quality of the services currently being provided by UIA and PDA and proposed to be provided by Uncommon Portfolio Design to the Fund. The Board reviewed the information presented in written materials provided, including a copy of PDA’s current Form ADV and information regarding Uncommon Portfolio Design’s organizational structure and the personnel who will be servicing the Fund. The Board considered the qualifications, experience, and responsibilities of the personnel of Uncommon Portfolio Design who currently are, and would continue to be, involved in the activities of the Fund. The Board noted that the portfolio managers who had managed the Fund since its inception would continue in that role and that the staff and consultants to UIA would continue in similar capacities, providing a continuity of services currently being provided to the Fund. The Board considered the responsibilities Uncommon Portfolio Design would have under the Agreements and the services Uncommon Portfolio Design proposes to provide. The Board also evaluated the investment management experience of Uncommon Portfolio Design.

The Trustees discussed the nature and quality of Uncommon Portfolio Design’s proposed operational and compliance infrastructure. Additionally, the Board received responses from the representatives of Uncommon Portfolio Design with respect to a variety of matters, including, among others, legal, regulatory, compliance and risk management matters, and the technology platforms that would be available to Uncommon Portfolio Design to implement its business strategy.

The Board discussed the capitalization of Uncommon Portfolio Design and financial commitments by the equity owners of Uncommon Portfolio Design to support its management of the Fund and execute on its business plan related to the Fund. The Board concluded that Uncommon Portfolio Design would have sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services proposed to be provided by Uncommon Portfolio Design to the Fund are expected to be satisfactory and adequate.

Performance. The Board considered the performance of the Fund, noting that the Fund underperformed the S&P 500 for the three-month, six-month and since inception (April 15, 2021) periods ended December 31, 2021 and that the Fund’s recent performance had improved. The Board also took into consideration the investment style of the Fund, with significant weightings to both growth and value securities, noting that over the long-term, the balance between growth and value was likely to deliver superior performance over various market cycles. The Board considered the background and experience of the portfolio managers. The Board concluded that, based on the Fund’s investment strategy and the information provided by Uncommon Portfolio Design, the performance of the Fund was acceptable and that Uncommon Portfolio Design should be able to fulfill the Fund’s investment objective.

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Fees and Expenses. The Board noted that the investment advisory fee rate was unchanged and will remain a unitary fee where Uncommon Portfolio Design will be responsible for the Fund’s normal operating expenses. The Board noted that Uncommon Portfolio Design provided industry data with respect to the total expense ratios of the Peer Group as compared to the proposed unitary fee and estimated total expense ratio of the Fund. The Board noted, based on the data provided by Uncommon Portfolio Design, that the expense ratio of the Fund, an actively-managed exchange-traded fund, was lower than the median and average expense ratio of the actively-managed exchange-traded funds in its Peer Group. Based on these considerations and other factors, the Board concluded that the unitary fee of 0.65% of the Fund’s average daily net assets proposed to be charged by Uncommon Portfolio Design was reasonable for the services proposed to be provided under the Agreements.

Profitability. The Board considered the level of profits that could be expected to accrue to Uncommon Portfolio Design with respect to the Fund at different asset levels of the Trust and considered information pertaining to Uncommon Portfolio Design’s financial condition and commitment to the operation of the Fund. The Board noted that Uncommon Portfolio Design would pay the Fund’s normal operating expenses, that Uncommon Portfolio Design would not receive 12b-1 fees or shareholder servicing fees, and that there were no other financial benefits to Uncommon Portfolio Design or its related persons. The Board also noted that Uncommon Portfolio Design did not expect to accrue a profit over the short to medium term. The Board concluded that, based on the services provided and the projected growth of the Fund, the advisory fees and anticipated profits from Uncommon Portfolio Design’s relationship with the Fund were not excessive and not unreasonable to the Fund.

Economies of Scale. Although there were no advisory fee breakpoints, the Board considered whether Uncommon Portfolio Design would realize economies of scale with respect to its management of the Fund and reviewed the profitability of Uncommon Portfolio Design at different asset levels of the Trust. The Board noted that economies of scale were not a relevant consideration at the current time and the Board would revisit whether economies of scale exist in the future once the Fund has achieved significant growth in assets.

Fall-out Benefits. Because of its relationship with the Fund, Uncommon Portfolio Design and its affiliates may receive certain non-financial benefits. The Board noted that Uncommon Portfolio Design did not anticipate receiving any material fallout benefits at this stage.

Conclusion. The Board, having requested and received such information from Uncommon Portfolio Design as it believed reasonably necessary to evaluate the terms of the Agreements, with the Independent Trustees having met in an executive session and having been advised by independent legal counsel throughout the process, and noting that no one factor was determinative, determined that approval of the proposed New Agreements for an initial two-year term, and the Interim Agreement for 150 days from its effective date upon the closing of the Transaction, are in the best interests of the Fund and its current and future shareholders.

Based on its review, including its consideration of the fact that Uncommon Portfolio Design’s compensation under the proposed Agreements are the same as the compensation paid to UIA under the Current Agreement, and that the Fund’s current portfolio managers will continue to manage the Fund, the Board concluded that Uncommon Portfolio Design would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by Uncommon Portfolio Design to the Fund, the compensation to be paid to it under each of the Agreements is fair and reasonable, and that approvals of the Agreements are in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND UNCOMMON PORTFOLIO DESIGN.

Information Regarding Uncommon Portfolio Design

Uncommon Portfolio Design is a Delaware corporation and is registered as an investment advisor with the SEC. As of March 31, 2022, PDA has approximately $660 million in assets under management, and Uncommon Portfolio Design will assume management of those assets as of the close of the Transaction.

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GWM and UG are control persons of Uncommon Portfolio Design. The names, addresses and principal occupations of the directors and principal executive officers of Uncommon Portfolio Design are below:

Name	Address	Principal Occupation/Title
Ryan Diachok Director	9055 East Mineral Circle, Suite 100 Centennial, CO 80112	Chairman, GWM Holdings, Inc.
Dean Rager Director, CEO and COO	9055 East Mineral Circle, Suite 100 Centennial, CO 80112	Chief Executive Officer and Chief Operating Officer, Uncommon Portfolio Design
Eric Rubin Director and President	9055 East Mineral Circle, Suite 100 Centennial, CO 80112	President, Uncommon Portfolio Design
Ron Baldwin Director	14362 N Frank Lloyd Wright Blvd, #1000 Scottsdale AZ 85260	Chief Executive Officer, UG, LLC
Claudius (Bud) E. Watts IV Director	144 Wentworth Street Charleston, SC 29401	Founder and Managing Partner, Meeting Street Capital
Jennifer Schuette	9055 East Mineral Circle, Suite 100 Centennial, CO 80112	Chief Compliance Officer, Uncommon Portfolio Design
Wes Strode	9055 East Mineral Circle, Suite 100 Centennial, CO 80112	Senior Portfolio Manager, Uncommon Portfolio Design
Paul Knipping	9055 East Mineral Circle, Suite 100 Centennial, CO 80112	Portfolio Manager, Uncommon Portfolio Design

The address for Uncommon Portfolio Design, GWM and the principal executive officers of Uncommon Portfolio Design is 9055 East Mineral Circle, Suite 100, Centennial, CO 80112.

Terms of the New Agreement

A copy of the New Agreement is attached hereto as Appendix B. The following description is only a summary; however, all material terms of the New Agreement have been included in this summary. You should refer to Appendix B for the New Agreement. The material terms of the New Agreement are substantially the same as those of the Current Agreement, except for the name of the investment advisor and dates of execution and termination.

The material terms of the Interim Agreement are also substantially the same as those of the Current Agreement, except for the name of the investment advisor and differences reflecting certain requirements of the 1940 Act, such as the date of execution, the duration of the agreement, termination, and compensation conditions. The Interim Agreement is effective for 150 days from the closing of the Transaction and termination of the Current Agreement.

If approved by the shareholders of the Fund, the New Agreement would continue in force with respect to the Fund for an initial two-year period, unless sooner terminated as provided in the New Agreement. The New Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Agreement may be terminated with respect to the Fund at any time without payment of any penalty by the Board of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by Uncommon Portfolio Design, upon 60 days’ written notice. In addition, before the shareholders of the Fund approve the New Agreement, the Board or a majority of the Fund’s shareholders may terminate the Interim Agreement without

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payment of any penalty upon ten days’ written notice to Uncommon Portfolio Design. The New Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the New Agreement, as under the Interim Agreement, Uncommon Portfolio Design would be entitled to annual fees of 0.65% of the average daily net assets of the Fund. The fee is a unitary fee, which means that Uncommon Portfolio Design is responsible for paying the ordinary operating expenses of the Fund. Ordinary Fund operating expenses do not include: (i) the investment advisory fee, (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iii) acquired fund fees and expenses; (iv) taxes; (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (vi) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vii) extraordinary or non-routine expenses of the Fund. The New Agreement will remain in effect for a period of two (2) years.

The Fund paid the following advisory fees to UIA during the period indicated:

Period	Advisory Fees Paid
April 15, 2021 (commencement of operations) – March 31, 2022	$112,400

Information Regarding the Officers and Trustees of the Trust

Since February 26, 2021, none of the Trust’s Independent Trustees has had, directly or indirectly, a material interest, material transaction, or material proposed transaction to which UIA or PDA or any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party. Eric Rubin is an Interested Trustee and President of the Trust and will be president of Uncommon Portfolio Design. Mr. Rubin owns stock amounting to less than 0.50% of the stock in GWM.

The Fund’s portfolio managers, as employees of Uncommon Portfolio Design, have a material interest in the approval of the New Agreement since they receive compensation for their services as portfolio managers of the Fund.

The parties to the Transaction intend for it to fall within the “safe harbor” provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, if two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company because of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Trustees have not been advised by UIA, PDA or Uncommon Portfolio Design of any circumstances arising from the Transaction that might result in the imposition of an unfair burden on the Fund. Moreover, subject to applicable law and applicable fiduciary duties, UIA, PDA, Uncommon Portfolio Design and their principals (each, a “Transaction Party”), have each agreed, to the extent within their control, to use their reasonable efforts to ensure that the Transaction meets the requirements of the provisions of Section 15(f) of the 1940 Act. In furtherance of the foregoing, subject to applicable law and the fiduciary duties of each Transaction Party, each Transaction Party has agreed to take such actions as are reasonably within its control to ensure that no unfair burden is imposed on the Fund because of the Transaction.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its

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predecessor. In order to meet this condition, Uncommon Portfolio Design will use its reasonable best efforts to ensure that the Board maintains a sufficient number of trustees who are not “interested persons.”

VOTING INFORMATION AND PROCEDURES

The Board is soliciting your vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy gives you information about the business to be conducted at the Meeting.

Voting Securities and Principal Holders

Only shareholders of record on March 29, 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting. Each whole share of the Fund held as of the Record Date is entitled to one vote. As of the Record Date, The Fund had 1,360,000 shares outstanding and entitled to vote at the Meeting.

Appendix A lists persons who held of record or beneficially 5% or more of the outstanding shares of Fund as of the Record Date.

How to Vote

There are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
•	By Telephone: Call the number printed on the enclosed proxy card(s);
•	By Internet: Access the website address printed on the enclosed proxy card(s); or
•	In Person: Attend the Meeting as described in the Proxy Statement.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, at 75 Virginia Road

Second Floor, Suite V1, North White Plains, NY 10603, or by returning a Proxy with a later date. Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.

You also can revoke a Proxy by voting in person at the Meeting. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Quorum

The presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. All shares represented at the Meeting in person or by proxy, including abstentions, will be counted for purposes of establishing a quorum. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes and, if received, such shares will not count as being present for purposes of a quorum or being cast for the approval of the New Agreement. Abstentions will be counted for purposes of establishing a quorum but not toward the approval of the proposal. Abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

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The Fund will count the number of votes cast “FOR” approval of the New Agreement to determine whether sufficient affirmative votes have been cast.

Required Vote

Approval of the appointment of Uncommon Portfolio Design as investment advisor to the Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person at the Meeting or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the appointment of Uncommon Portfolio Design is not approved, the Board will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another investment advisor or liquidation of the Fund.

Adjournments

The Meeting may be adjourned from time to time by the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place thereof are announced at the Meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than one hundred and twenty (120) days after the date of the original Meeting, in which case, the Board shall set a new record date as provided in the Agreement and Declaration of Trust of Trust and give written notice to each shareholder of record entitled to vote at the adjourned meeting in accordance with the by-laws of Trust. At any adjourned meeting, any business may be transacted that might have been transacted at the original Meeting.

Proxy Solicitation

Uncommon Portfolio Design, UIA and/or their affiliates will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Uncommon Portfolio Design, UIA, PDA and GWM, without additional compensation, may solicit proxies in person or by telephone. Broadridge Financial Solutions (“Broadridge”) has also been engaged to assist in the solicitation of proxies, at an estimated cost of $6,200. Uncommon Portfolio Design, UIA and/or their affiliates will pay all of the costs of Broadridge related to the solicitation of the Fund’s proxies. None of these parties will seek reimbursement from the Fund for any costs related to the proxy solicitation.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in the Fund’s proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Trust so that it will be received within a reasonable time before the Trust begins to print and mail its proxy materials relating to such meeting. Timely submission of a proposal does not necessarily mean that the shareholder’s proposal will be included.

GENERAL INFORMATION

UG is located at 14362 N Frank Lloyd Wright Blvd, #1000, Scottsdale AZ 85260; GWM is located at 9055 East Mineral Circle, Centennial, CO 80112; Meeting Street Capital is located at 144 Wentworth Street, Charleston, SC 29401; and Investment Research Partners, LLC is located at 801-1 Pike Street, Lemont, PA 16851

The principal executive offices of the Trust are located at 75 Virginia Road, North White Plains, New York 10603. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as Administrator to the Trust, and Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves the Fund’s principal underwriter. Brown Brothers Harriman & Co., located at 50 Post

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Office Square, Boston, MA 02110, serves as the Fund’s Custodian and Transfer Agent. Stradley Ronon Stevens & Young, LLP, located at 191 North Wacker Drive, Suite 1601, Chicago, IL 60606, serves as legal counsel to the Trust and the Independent Trustees.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the Uncommon Portfolio Design Core Equity ETF, 75 Virginia Road, Mail Box 6, North White Plains, NY 10603, or by calling 1-888-291-2011.

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APPENDIX A

As of March 29, 2022, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding equity securities of the Fund.

Although the Trust does not have information concerning the beneficial ownership of shares of the Fund held in the names of participants in the Depository Trust Company (“DTC”) with access to the DTC system (“DTC Participants”), as of March 29, 2022, the name, address and percentage ownership of each DTC Participant that owned of record or is known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund is set forth in the table below.

Shareholders Owning Beneficially or of Record More than 5%

of the Uncommon Portfolio Design Core Equity ETF

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of March 29, 2022
Pershing LLC One Pershing Plaza Jersey City, NJ 07302	1,232,410	90.62%

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APPENDIX B

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this ___ day of _____ 2022 between Uncommon Portfolio Design, Inc, a corporation organized under the laws of the State of Delaware (the “Advisor”), and Uncommon Investment Funds Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust“).

WHEREAS, the Advisor is principally engaged in the business of rendering investment management services and is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is engaged in the business of an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (each, a “Fund,” and, collectively, the “Funds”);

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund,” and collectively, the “Additional Funds”) as reflected on Schedule A as it may be amended from time to time; and

WHEREAS, the Board of Trustees (the “Board” or “Trustees”) of the Trust has selected the Advisor to act as investment adviser to the Trust on behalf of the Funds set forth on Schedule A to this Agreement, as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Advisor do hereby agree as follows

1.	APPOINTMENT OF ADVISOR AND DELIVERY OF DOCUMENTS

a.                   The Trust hereby appoints the Advisor to act as investment adviser for the Funds as set forth in Schedule A to this Agreement, for the period and on terms set forth herein. The Advisor accepts such appointment and agrees to render the investment advisory and related services for the compensation set forth herein, subject to the supervision and direction of the Board. In the event that the Trust desires to retain the Advisor to render investment advisory services hereunder with respect to an Additional Fund and the Advisor is willing to render such services, Schedule A shall be amended in accordance with Section 8, paragraph b herein, whereupon such Additional Fund shall become a Fund hereunder.

b.                   The Trust will deliver to the Advisor copies of the Trust’s Agreement and Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Governing Documents”). The Advisor will deliver to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Advisor shall promptly furnish the Trust with all material amendments of or supplements to the Code and shall furnish the Trust with all updated versions of the Code at least annually.

c.                   In all matters relating to the performance of this Agreement, the Advisor will act in conformity with the Governing Documents and the Trust’s then-current registration statement on Form N-1A with respect to a Fund, and any amendments or supplements thereto (the “Registration Statement”) and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations applicable to the Trust and the Funds.

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2.	DUTIES OF THE ADVISOR; EXPENSES OF ADVISOR AND TRUST

a.                   The Advisor shall: (i) furnish continuously an investment program for each Fund; (ii) manage the investment and reinvestment of Fund assets in conformity with the objectives, policies, strategies, and limitations for each Fund as set forth in the Registration Statement, written instructions and directions of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time; (iii) furnish the Board with such information and reports as the Board may reasonably request in connection with the Advisor’s services hereunder; (iv) determine, in the Advisor’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by each Fund; (v) place each Fund’s transactions as set forth in Section 3 of this Agreement, (vi) instruct the Trust’s custodian(s) to hold and/or transfer each Fund’s assets in accordance with Proper Instructions received from the Advisor (for this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodian(s); (vii) provide the Trust with records concerning the Advisor’s activities which the Trust is required to maintain, (viii) provide regular and special reports to the Trust’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities; (ix) furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund; and (x) monitor the investment activities and performance of Sub-Advisors (defined below in Section 2(c)).

b.                   During the term of this Agreement, the Advisor shall pay all of the expenses of each Fund except for (i) the investment advisory fee payment under this Agreement, (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iii) acquired fund fees and expenses (as that term is used in Form N-1A), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (vii) other extraordinary or non-routine expenses of a Fund.

c.                   Appointment of Investment Sub-Advisors. Subject to the prior approval of a majority of the Board, including a majority of the Board members who are not “interested persons,” as defined in the 1940 Act (“Independent Board Members”), or pursuant to any exemptive relief issued by the SEC, the Advisor may, through a sub-advisory agreement or other arrangement delegate to one or more investment advisors registered under the Advisers Act (each, a “Sub-Advisor”) to the extent permitted by applicable law, certain of the Advisor’s duties enumerated in Sections 2 and 3 hereof; provided, that the Advisor shall continue to supervise and oversee the services provided by such company or employees and any such delegation shall not relieve Advisor of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any Sub-Advisor, the portion of portfolio assets of the Trust that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of a majority of the Board and a majority of the Independent Board Members.

3.	PORTFOLIO TRANSACTIONS

In connection with the management of the investment and reinvestment of Fund assets pursuant to this Agreement, the Advisor, acting by its own officers, directors or employees, is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Advisor or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities. Advisor may open and maintain brokerage accounts of all types on behalf of and in the name of each Fund. Advisor may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Advisor deems desirable or appropriate.

In selecting brokers or dealers to execute transactions on behalf of the Fund, the Advisor is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Registration Statement. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial

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condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Advisor or its affiliates exercise investment discretion. Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Advisor to its discretionary clients, including that Fund. In addition, the Advisor is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor or the Trust’s principal underwriter) if the Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. The Trust hereby authorizes any person directly or indirectly controlling, controlled by or under common control with Advisor which is a member of a national securities exchange (“Affiliated Member”) to effect any transaction on such exchange for the account of any Fund, which transaction is permitted by Section 11(a) of the 1934 Act and the rules thereunder, and the Trust hereby consents to the retention of compensation by such Affiliated Member in connection with such transaction.

The Advisor may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for a Fund with orders for its other clients and accounts where: (a) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (b) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Advisor in a manner that is fair and equitable in the judgment of the Advisor, and (c) the Advisor shall be cognizant of its fiduciary obligations to each Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected. The Advisor will promptly communicate to the Trustees such information relating to a Fund’s transactions as they may reasonably request.

4.	COMPENSATION OF ADVISOR

For the services to be provided by the Advisor hereunder with respect to each Fund, the Trust shall pay to the Advisor a fee at the rate and computed as set forth on Schedule A attached hereto. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8(b) hereunder. All fees payable hereunder shall be accrued daily and paid monthly as soon as practical after the last day of each month.

5.	SERVICES NOT EXCLUSIVE

The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

The Advisor may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services. The Advisor shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

6.	CERTAIN RECORDS AND REPORTS

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Advisor (or any Sub-Advisor) on behalf of the Trust are

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the property of the Trust and will be surrendered promptly to the Trust at its request (the “Records”). The Advisor agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act.

The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.	STANDARD OF CARE, LIABILITY OF ADVISOR AND INDEMNIFICATION

a.                   Advisor shall exercise its best judgement in rendering services under this Agreement. Neither the Advisor nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Advisor against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

b.                   The Advisor shall indemnify and hold harmless the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Advisor’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Advisor’s obligations under this Agreement, or from the Advisor’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Advisor’s obligation under this Section 7 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Advisor, is caused by or is otherwise directly related to the Trust’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

c.                   The Trust shall indemnify and hold harmless the Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Advisor’s obligations under this Agreement, or from the Trust’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Trust’s obligation under this Section 7 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Advisor, is caused by or is otherwise directly related to the Advisor’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

d.                   The Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall the Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. The Advisor understands that the rights and obligations of each series of shares of the Trust under the Governing Documents are separate and distinct from those of any and all other series.

e.                   Neither the Advisor nor the Trust shall be liable for special, consequential or incidental damages.

f.                   No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

g.                   Notwithstanding any other provision of this Agreement, Advisor shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond Advisor’s reasonable control including, without limitation, government actions or restrictions, pandemics or epidemics, state of emergency, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply.

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8.	DURATION, AMENDMENT AND TERMINATION

a.                   This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval and, as may be required by the 1940 Act and (b) by vote of a majority of that Fund’s outstanding voting securities. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval, and by the Board or, with respect to any given Fund, by a vote of a majority of such Fund’s outstanding voting securities. The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules, regulations and exemptions thereunder; provided however, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised or relaxed by a rule, regulation, interpretation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, interpretation or order.

b.                   This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Advisor, the Board, including a majority of the Independent Board Members or interested persons of any such party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval or a majority of the outstanding voting securities of the Fund, if required under the 1940 Act.

c.                   Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

d.                   This Agreement shall automatically and immediately terminate in the event of its assignment.

e.                   This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case on not less than 30 days’ nor more than 60 days’ prior written notice to the other party.

9.	ANTI-MONEY LAUNDERING COMPLIANCE

The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

10.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material

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development related to the Funds that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

11.	USE OF NAME

The Trust shall have the non-exclusive right to use the name “Uncommon Investment Funds” or derivative or similar name to designate itself and any current or future series of shares only so long as Uncommon Portfolio Design, Inc., or an affiliate, serves as investment manager or Advisor to the Trust with respect to such series of shares. In the event that the Advisor ceases to act as the investment Advisor to the Funds, the Trust shall cease using the names “Uncommon Investment Funds” or derivative or similar name.

12.	MISCELLANEOUS

a.                   Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid or electronically addressed by the party giving notice to the other party at its principal place of business, address to the president and Chief Compliance Officer of the other party or such alternate address as a party may designate in writing for the receipt of such notices.

b.                   Severability. If any provision of this Agreement or the application thereof to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

c.                   Entire Agreement. This Agreement constitutes the full and complete agreement of the Parties hereto with respect to the subject matter hereof.

d.                   Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

e.                   Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

f.                   Survival After Termination. The rights and obligations set forth in Section 7 shall survive the termination of this Agreement.

g.                   Titles. Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

h.                   Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Advisor are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Advisor (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

i.                   Meaning of Terms. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “in-person meeting,” “investment adviser,” “national securities exchange,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. All references to the 1933 Act, 1934 Act or 1940 Act shall be deemed to incorporate any rules, regulations, SEC interpretations or orders thereunder. Where the effect of a requirement of the 1940 Act reflected in

B-6

any provision of this Agreement is relaxed by a rule, regulation, interpretation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

UNCOMMON INVESTMENT FUNDS TRUST

By:
Name: Eric Rubin
Title: President

UNCOMMON PORTFOLIO DESIGN, INC.

By:
Name: Dean Rager
Title: Chief Executive Officer

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Schedule A
to the

INVESTMENT ADVISORY AGREEMENT

between

Uncommon Investment Funds Trust

and

Uncommon Portfolio Design, Inc.

Dated ________, 2022

Investment Advisory Fee. Pursuant to Sections 1 and 4 of the Agreement, the Trust, on behalf of each Fund listed below, shall pay the Advisor as compensation an investment advisory fee, which shall be accrued daily and paid monthly as soon as practical after the last day of each month at the following annual rates on the average daily net assets of such Fund (“Investment Advisory Fee”):

Fund	Annual Advisory Fee Rate	Effective Date
Uncommon Generosity 50 Equity ETF	0.65%	_______________ , 2022
Uncommon Portfolio Design Core Equity ETF	0.65%	_______________ , 2022

(a)	Expenses of the Trust. From the Investment Advisory Fee, the Advisor shall arrange and pay the fees of the Sub-Advisor, custodian, transfer agent, Fund accountant and administrator, distributor and other routine operating expenses, except: (i) the Investment Advisory Fee payment under this Agreement, (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iii) acquired fund fees and expenses (as that term is used in Form N-1A), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (vii) other extraordinary or non-routine expenses of the Fund.

(b)	Calculation. The Investment Advisory Fee shall be calculated by the Fund’s accounting agent and shall be accrued daily and be calculated by applying the Investment Advisory Fee annual percentage rate, as specified above, to the average daily net assets of the Fund. The value of the Fund’s net assets shall be computed in the manner specified in the Registration Statement and the Governing Documents.

(c)	Payment. The Investment Advisory Fee shall be paid as soon as practical after the last day of each month.

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand
2) Call **1-800-690-6903**
3) Follow the instructions

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below
3) Sign and date the proxy card
4) Return the proxy card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78008-S44852

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

D78009-S44852

The undersigned shareholder of Uncommon Portfolio Design Core Equity ETF (the "Fund") hereby appoints Eric Rubin and Thaddeus Leszczynski and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 29, 2022 at a Special Meeting of Shareholders to be held on April 28, 2022 at the offices of Uncommon Portfolio Design, Inc., 9055 East Mineral Circle, Suite 100, Centennial, CO 80112 at 10:00 a.m. local time and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE PROXY CARD. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE